UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported)             January 7, 1997
                                                            -----------------



                            THE VINCAM GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Florida                    0-28148              59-2452823
--------------------------------  ------------------  -----------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
          incorporation)             File Number)       Identification No.)



2850 Douglas Road, Miami Florida                                       33134
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code            (305) 460-2350
                                                             ----------------



                                Not applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)











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Item 2.  Acquisition or Disposition of Assets

Pursuant to the Agreement and Plan of Merger by and among The Vincam
Group, Inc. (the "Company"), Staff Administrators, Inc.("SAI") a privately-held professional employer organization ("PEO") headquartered in Denver, Colorado with approximately 220 clients and 3,600 worksite employees, Michael C.
Koltak and Robert J. Quinette, dated as of December 24, 1996, the Company consummated the acquisition by merger of SAI on January 7, 1997. Upon consummation of the merger, SAI, the surviving corporation in the merger, changed its name to Vincam/Staff Administrators, Inc. and became a wholly-owned subsidiary of the Company.

The Company has issued 520,000 shares of its common stock in exchange for all of the equity in SAI and its subsidiaries. The transaction will be accounted for as a pooling of interests.

As a PEO, SAI provides businesses with an outsourcing solution to the complexities and costs of human resource employment and management by contractually assuming substantial employer responsibilities for the worksite employees of its clients.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (a) Financial Statements

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or March 24, 1997.

  (b) Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or March 24, 1997.
















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


  (c) Exhibits

 Exhibit
   No.
---------

    2*   Agreement and Plan of Merger by and among The Vincam Group, Inc.,
          Staff Administrators, Inc. and Michael C. Koltak and Robert J. Quinette, dated as of December 24, 1996, including the form of Registration Agreement, Escrow Agreement, and Agreement and Plan of Merger with respect to Staff Administrators, Inc. of Western Colorado, Inc. which are exhibits thereto, incorporated herein by reference to Exhibit 2 filed as part of Current Report on Form 8-K dated as of December 10, 1996 (Commission File No. 000-28148).

-------------------------------------------

* Incorporated by reference as indicated.


Not all exhibits to Exhibit 2 have been filed with the Securities and Exchange Commission (the "Commission"). The registrant agrees to provide those exhibits supplementally upon the request of the Commission.


































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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 THE VINCAM GROUP, INC.
                                                 ----------------------
                                                 Registrant


Dated:  January 17, 1997                         /s/ STEPHEN L. WAECHTER
                                                 -----------------------------
                                                 Stephen L. Waechter
                                                 Chief Financial Officer







































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